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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) September 15, 1997
                                                          ------------------


                           REPUBLIC INDUSTRIES, INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                 0-9787                                        73-1105145
                 ------                                        ----------
              (Commission                                    (IRS Employer
              File Number)                                 Identification No.)


      450 East Las Olas Boulevard
           Ft. Lauderdale, FL                                    33301
      ---------------------------                                -----
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code (954) 713-5200
                                                          --------------


                                      N.A.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

REPORTING OF CERTAIN FINANCIAL AND OTHER INFORMATION FOR REGISTRATION AND OTHER PURPOSES

In connection with the consummation of certain acquisitions of individually insignificant businesses which, in the aggregate, are significant and in accordance with Rule 3-05 of Regulation S-X, the Registrant is filing herewith certain historical and pro forma financial information related to such consummated acquisitions. In addition, the Registrant is filing herewith audited supplemental consolidated financial statements which give retroactive effect to the acquisitions of Silver State Disposal Service, Inc. and De La Cruz Auto Group both of which have been accounted for under the pooling of interests method of accounting. Such financial information is attached hereto as Exhibit 99 and incorporated herein by reference. Exhibit 99 is hereby incorporated by reference into the Registrant's Registration Statements on Form S-3, file numbers 33-61649, 33-62489, 33-63735, 33-65289, 333-01757, 333-04269, 333-08479,
333-18009, 333-20667, 333-23415 and 333-29217; on Form S-4, file number
333-17915; and on Form S-8, file numbers 33-93742, 333-07623, 333-19453,
333-20669 and 333-29265. The Company's audited consolidated financial statements which have been restated for business combinations accounted for under the pooling of interests method of accounting consummated through June
30, 1997 are included in the Company's Current Report on Form 8-K dated August 19, 1997 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


   (c)  Exhibits.

        The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REPUBLIC INDUSTRIES, INC.



                                  By: /s/ Michael S. Karsner
                                     ----------------------------------
                                          Michael S. Karsner
                                          Senior Vice President
                                          and Chief Financial Officer

Date:  September 15, 1997
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                          REPUBLIC INDUSTRIES, INC.

                                EXHIBIT INDEX



     Number and
Description of Exhibit
----------------------
       1.       None

       2.       None

       3.       None

       4.       None

       15.      None

       16.      None

       17.      None

       21.      None

       23.1     Consent of Arthur Andersen LLP

       23.2     Consent of Piercy, Bowler, Taylor and Kern

       23.3     Consent of Price Waterhouse LLP

       23.4     Consent of Ernst & Young LLP

       23.5     Consent of Bowden & Wood

       24.      None

       99.      Financial Information